Exhibit 99.2
Equity LifeStyle Properties
Community Quality Stability

Forward-Looking Statements

Description of Business

Description of Business (Cont.)

Growth Markets

Growth Markets

Growth Markets

ELS History

Customer Relationship

Target Customer

Boomer Curve

Product

# Equity LifeStyle Properties

## Community Quality Stability

ELS

# Forward-Looking Statements

This presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age Properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

# Description of Business

- One of the nation's largest real estate networks
- Over 275 properties in over 25 states and British Columbia, with more than 108,000 sites
- ELS leases developed sites to owners of
  - Manufactured Homes - Referred to as Resort Homes
  - Park Models - Referred to as Resort Cottages
  - Recreational Vehicles

# Description of Business (cont.)

- Investment Focus
  - Primary investment is land
  - Lower maintenance costs/customer turnover costs
  - High quality real estate in and around major metropolitan areas
  - High barriers to entry
  - Retirement and vacation destinations
  - Growth markets
  - Appreciating component of real estate
- Favorable Business Fundamentals
  - Supply - Asset scarcity (supply decreasing in target markets), NIMBY
  - Demand - Favorable demographics and migration trends


FL

## Growth Markets

Investments*
87

% of 2006 Revenue**
44%

Sites*
37,100

Population Growth Projections***
(July 2005-July 2015)
21%

*Includes Properties owned through joint ventures; as of September 30, 2006
**Estimated property revenue percentages based only on wholly owned and managed properties
***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005


AZ

## Growth Markets

Investments*
**35**

% of 2006 Revenue**
**12%**

Sites*
**14,900**

Population Growth Projections***
(July 2005-July 2015)
**28%**

*Includes Properties owned through joint ventures; as of September 30, 2006
**Estimated property revenue percentages based only on wholly owned and managed properties
***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005


CA

## Growth Markets

**Investments***
**47**

**% of 2006 Revenue****
**17%**

**Sites***
**13,700**

**Population Growth Projections*****
**(July 2005-July 2015)**
**11%**

*Includes Properties owned through joint ventures; as of September 30, 2006
**Estimated property revenue percentages based only on wholly owned and managed properties
***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005



# ELS History


1983
Zell Acquires MHC from Trizec
March 1993
Initial Public Offering
- 41 Properties
- 12,312 Sites
1994
DeAnza
- 11 Properties
- 5,745 Sites
1997
MPW
- 18 Properties
- 3,500 Sites
1998
ECC
- 37 Properties
- 14,500 Sites
First RV Resorts Purchased
ECC Transaction Led to the Subsequent Acquisition of 35 Properties and 11 JV Investments
2002
Mt. Hood Village, Oregon
436 Sites
First Separate RV Acquisition
2003
Recapitalization
- $500 Million Proceeds
- $8/share dividend paid 01/2004
2004
Encore
- 28 Properties
- 11,311 Sites
Monte Vista
- 832 Sites
ViewPoint
- 1,928 Sites
2004
MHC Changes name to Equity LifeStyle Properties Inc.
2004
Thousand Trails Membership
- 57 Properties
- 17,911 Sites
2006
Privileged Access Owned by Joe McAdams Acquires Thousand Trails


ELS IPO Properties –Mar 1993


Property Groups
ELS Property
ELS Resort Property
Privileged Access

# Customer Relationship

- High quality stable and predictable cash flow
- Long-term customer relation
- Lifestyle focus - amenities, community
- Primary decision drivers
  - Location
  - Appearance
  - Value
- Attractive housing characteristics
  - High quality detached homes
  - Low capital commitment
  - Easy maintenance

# Target Customer

- 80 million Baby Boomers*
- Multiple product offerings
  - Current RV owners - 8 million**
  - Seasonal/second homeowners - 6.6 million vacation homes***
  - Active adults - lifestyle homes
  - Leisure/vacation - Seasonal Rentals/Flexible Use
  - Ability to combine a variety of products to meet lifestyle needs
  - Friends/referrals
  - Ability to evolve with customer

**United States Census Bureau as of July 2005

**A University of Michigan study commissioned by the Recreational Vehicle Industry Association (2005)

***National Association of Realtors' Second Home Study 2005

# Boomer Curve



Number of People Turning 55
4400
4200
4000
3800
3600
3400
3200
3632
3823
3913
3966
4076
4096
4218
4300
4255
4245
1960/2005
1961/2006
1952/2006
1953/2008
1954/2009
1955/2010
1966/2011
1967/2012
1968/2013
1969/2014
Year Born/Year Boomer Turns 55


Products
Homeowners
Active Adult Homeowners
RV Owners
- Membership
- Annual
- Seasonal
- Transient / Touring
Customer
Second Homeowners
- Seasonal
- Vacation
- Weekend
Flexible Use
- Getaway Units
- Seasonal Rentals
- Cottage Program
- Cottage Rentals